UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2006

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Cord Blood America, Inc.

(Exact name of registrant as specified in charter)

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Florida	000-50746	65-1078768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9000 W. Sunset Boulevard, Suite 400, West Hollywood, CA  90069

(Address of principal executive offices)

(310) 432-4090

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On June 27, 2006, Cord Blood America, Inc. (“CBAI”) entered into an agreement with Cornell Capital Partners, LP (“Cornell”). The agreement amends certain terms of the Securities Purchase Agreement, the Registration Rights Agreement and the Pledge and Escrow Agreement entered into on September 9, 2005. Pursuant to the agreement, the following changes have been agreed to by both parties. First, the time for CBAI to increase its authorized common stock to 200,000 million has been increased to August 18, 2006. Second, the time for CBAI to have the second Registration Statement declared effective by the SEC has been increased to September 30, 2006. Third, CBAI will waive the Conversion Restriction which restricts Cornell from converting any amounts of the outstanding principal of the Debentures at the Market Conversion Price prior to September 9, 2006. Fourth, in the event that CBAI does not have a sufficient number of authorized shares of Common Stock to issue Conversion Shares upon a conversion of the Debentures, CBAI is hereby authorized to issue to Cornell such number of shares otherwise reserved as Pledge Shares to Cornell and reduce the number of Pledged Shares by the amount of such issuance. The agreement is attached hereto as Exhibit 10.66.

Item 2.04

Triggering Events That Accelerate or Increase a Direct Financial Obligation

On June 27, 2006, Cord Blood America, Inc. (“CBAI”) entered into an agreement with Cornell Capital Partners, LP (“Cornell”). The agreement amends certain terms of the Securities Purchase Agreement, the Registration Rights Agreement and the Pledge and Escrow Agreement entered into on September 9, 2005. Pursuant to the agreement, the following changes have been agreed to by both parties. First, the time for CBAI to increase its authorized common stock to 200,000 million has been increased to August 18, 2006. Second, the time for CBAI to have the second Registration Statement declared effective by the SEC has been increased to September 30, 2006. Third, CBAI will waive the Conversion Restriction which restricts Cornell from converting any amounts of the outstanding principal of the Debentures at the Market Conversion Price prior to September 9, 2006. Fourth, in the event that CBAI does not have a sufficient number of authorized shares of Common Stock to issue Conversion Shares upon a conversion of the Debentures, CBAI is hereby authorized to issue to Cornell such number of shares otherwise reserved as Pledge Shares to Cornell and reduce the number of Pledged Shares by the amount of such issuance. The agreement is attached hereto as Exhibit 10.66.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.	Description
10.66	Agreement by and between Cord Blood America, Inc and Cornell Capital Partners, LP dated June 27, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 29, 2006

CORD BLOOD AMERICA, INC.
By:	/s/ SANDRA D. SMITH
Sandra D. Smith,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.66	Agreement by and between Cord Blood America, Inc and Cornell Capital Partners, LP dated June 27, 2006